SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2010

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement

On March 26, 2010 the Initial Purchasers (as defined herein) exercised their option to purchase an additional $50,000,000 aggregate principal amount of 3.50% cash convertible senior subordinated notes due 2015 (the “Additional Notes”) of Knight Capital Group, Inc. (the “Company”) pursuant to the terms of the purchase agreement dated March 15, 2010 (the “Purchase Agreement”), among the Company, J.P. Morgan Securities Inc. and Knight Libertas LLC (the “Initial Purchasers”). A description of the 3.50% cash convertible senior subordinated notes due 2015 is set forth under item 1.01 of the Current Report on Form 8-K filed by the Company on March 19, 2010, and is incorporated herein by reference.

In connection with the sale of the Additional Notes, on March 26, 2010, the Company amended the note hedge transactions with respect to our Class A common stock previously entered into with an affiliate of one of the Initial Purchasers and one other financial institution (collectively, the “Dealers”) to cover the Additional Notes (the “Additional Call Options”). The Additional Call Options cover, subject to adjustments, 2,395,925 shares of our Class A common stock at a strike price of $20.87. Copies of the amendments to the confirmations of the base call option transaction with each Dealer relating to the Additional Call Options are attached hereto as Exhibits 10.1(c) and (d).

In connection with the sale of the Additional Notes, on March 26, 2010, the Company also entered into an additional warrant transaction with one of the Dealers whereby, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, the Company sold to the Dealer, for an aggregate purchase price equal to $2 million, additional warrants (the “Additional Warrants”) to purchase in the aggregate 2,395,925 shares of our Class A common stock, subject to adjustments, at an exercise price of $31.50 per share of our Class A common stock. A copy of the warrant confirmation relating to the Additional Warrants is attached hereto as Exhibit 10.2(c).

The description of the Additional Call Options and Additional Warrants set forth above are qualified in its entirety by reference to the full text of the documents, copies of which are attached hereto.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description

10.1(a)

Base Call Option Transaction Confirmation, dated March 15, 2010, by and between Knight Capital Group, Inc. and JPMorgan Chase Bank, National Association (incorporated by reference to Exhibit 10.1(a) of the Company’s Current Report on Form 8-K filed March 19, 2010)

10.1(b)

Base Call Option Transaction Confirmation dated March 15, 2010, by and between Knight Capital Group, Inc. and Deutsche Bank AG (incorporated by reference to Exhibit 10.1(b) of the Company’s Current Report on Form 8-K filed March 19, 2010)

10.1(c)	Amendment to Base Call Option Transaction Confirmation, dated March 26, 2010, by and between Knight Capital Group, Inc. and JPMorgan Chase Bank, National Association
10.1(d)	Amendment to Base Call Option Transaction Confirmation dated March 26, 2010, by and between Knight Capital Group, Inc. and Deutsche Bank AG
10.2(b)

Base Warrants Confirmation dated March 15, 2010, by and between Knight Capital Group, Inc. and Deutsche Bank AG (incorporated by reference to Exhibit 10.2(b) of the Company’s Current Report on Form 8-K filed March 19, 2010)

10.2(c)	Additional Warrants Confirmation dated March 26, 2010, by and between Knight Capital Group, Inc. and Deutsche Bank AG

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

KNIGHT CAPITAL GROUP, INC.

Date: March 31, 2010	By: /s/ Andrew M. Greenstein
Andrew M. Greenstein
Managing Director, Deputy General
Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1(a)

Base Call Option Transaction Confirmation, dated March 15, 2010, by and between Knight Capital Group, Inc. and JPMorgan Chase Bank, National Association (incorporated by reference to Exhibit 10.1(a) of the Company’s Current Report on Form 8-K filed March 19, 2010)

10.1(b)

Base Call Option Transaction Confirmation dated March 15, 2010, by and between Knight Capital Group, Inc. and Deutsche Bank AG (incorporated by reference to Exhibit 10.1(b) of the Company’s Current Report on Form 8-K filed March 19, 2010)

10.1(c)	Amendment to Base Call Option Transaction Confirmation, dated March 26, 2010, by and between Knight Capital Group, Inc. and JPMorgan Chase Bank, National Association
10.1(d)	Amendment to Base Call Option Transaction Confirmation dated March 26, 2010, by and between Knight Capital Group, Inc. and Deutsche Bank AG
10.2(b)

Base Warrants Confirmation dated March 15, 2010, by and between Knight Capital Group, Inc. and Deutsche Bank AG (incorporated by reference to Exhibit 10.2(b) of the Company’s Current Report on Form 8-K filed March 19, 2010)

10.2(c)	Additional Warrants Confirmation dated March 26, 2010, by and between Knight Capital Group, Inc. and Deutsche Bank AG